UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023 (November 7, 2023)

RTX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Wilson Boulevard, Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

(781) 522-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value) (CUSIP 75513E 101)	RTX	New York Stock Exchange

2.150% Notes due 2030 (CUSIP 75513E AB7)	RTX 30	New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

On November 7, 2023, RTX Corporation (the “Company”), as borrower, entered into that certain Term Loan Credit Agreement (the “Term Loan Credit Agreement”) with Citibank, N.A., as administrative agent, and the lenders party thereto, and has appointed Citibank, N.A., Goldman Sachs Lending Partners LLC, BofA Securities, Inc., JPMorgan Chase Bank, N.A. and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint bookrunners, Goldman Sachs Lending Partners LLC, as syndication agent, and Bank of America, N.A., JPMorgan Chase Bank, N.A. and Morgan Stanley Senior Funding, Inc., as documentation agents, in respect of the term loan facilities provided for in the Term Loan Credit Agreement.

The Term Loan Credit Agreement provides for a $2.0 billion 18-month unsecured unsubordinated term loan facility and a $2.0 billion 3-year unsecured unsubordinated term loan facility.  The term loan facilities under the Term Loan Credit Agreement were drawn in full on November 7, 2023. The Company used the proceeds thereof, along with the net proceeds of the issuance of the Notes (defined below) and cash on hand, to repay the loans under the Bridge Credit Agreement, dated October 24, 2023, by and among the Company, as borrower, Citibank, N.A., as administrative agent, and the lenders party thereto (the “Bridge Credit Agreement”) and to pay fees and expenses incurred in connection with the Term Loan Credit Agreement and the issuance of the Notes.

Borrowings under the Term Loan Credit Agreement bear interest at a rate equal to, at the Company’s option, either an alternate base rate or the term Secured Overnight Financing Rate (“SOFR”), in each case plus an applicable rate that ranges from 0 basis points to 37.5 basis points per annum for alternate base rate loans and from 100 basis points to 137.5 basis points per annum for term SOFR loans, in each case depending on the Company’s senior, unsecured, non-credit-enhanced, long-term debt ratings.

The Term Loan Credit Agreement contains customary representations and warranties and usual and customary affirmative and negative covenants.  The Term Loan Credit Agreement also contains certain customary events of default.  If an event of default under the Term Loan Credit Agreement occurs and is continuing, the principal amount outstanding, and all accrued unpaid interest and other amounts owed, may be declared immediately due and payable.

A copy of the Term Loan Credit Agreement is included herein as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Term Loan Credit Agreement is qualified in its entirety by reference to the full text of the Term Loan Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 7, 2023, the Company entered into the Term Loan Credit Agreement as described under Item 1.01 above. The description of the Term Loan Credit Agreement under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 8.01.	Other Events.

Notes Issuance

On November 8, 2023, Company issued $1,250,000,000 aggregate principal amount of 5.750% Notes due 2026 (the “notes due 2026”), $500,000,000 aggregate principal amount of 5.750% Notes due 2029 (the “notes due 2029”), $1,000,000,000 aggregate principal amount of 6.000% Notes due 2031 (the “notes due 2031”), $1,500,000,000 aggregate principal amount of 6.100% Notes due 2034 (the “notes due 2034”) and $1,750,000,000 aggregate principal amount of 6.400% Notes due 2054 (together with the notes due 2026, the notes due 2029, the notes due 2031 and the notes due 2034, the “Notes”).

The Notes were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-267564) (the “Registration Statement”), dated September 22, 2022. On November 8, 2023, the Company filed with the Securities and Exchange Commission (the “SEC”) a Prospectus Supplement, dated November 6, 2023 (the “Prospectus Supplement”), containing the final terms of the Notes pursuant to Rule 424(b)(2) of the Act.

In connection with the offer and sale of the Notes, the Company entered into an Underwriting Agreement, dated November 6, 2023 (the “Underwriting Agreement”), and a Pricing Agreement, dated November 6, 2023 (the “Pricing Agreement”), each among the Company and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the Underwriters listed in Schedule I to the Pricing Agreement. A form of the Underwriting Agreement is included as Exhibit 1.1 to the Registration Statement. The Notes were issued under the Amended and Restated Indenture, dated May 1, 2001 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York, as trustee. The Indenture and a form of the Notes are included as Exhibits 4.1 and 4.2 to the Registration Statement.

On November 8, 2023, the Company used the net proceeds of the issuance of the Notes, along with the proceeds of the term loan facilities under the Term Loan Credit Agreement and cash on hand, to repay the loans under the Bridge Credit Agreement and to pay fees and expenses incurred in connection with the Term Loan Credit Agreement and the issuance of the Notes.

For the relevant terms and conditions of the Underwriting Agreement, the Pricing Agreement and the Notes, please refer to the Prospectus Supplement.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated November 8, 2023, with respect to the Notes.

5.2	Consent of Wachtell, Lipton, Rosen & Katz, dated November 8, 2023 (included in Exhibit 5.1), with respect to the Notes.

10.1	Term Loan Credit Agreement, dated November 7, 2023, among RTX Corporation, as borrower, the lenders from time to time party thereto and Citibank, N.A., as administrative agent.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTX CORPORATION
(Registrant)

Date: November 8, 2023	By:	/s/ EDWARD G. PERRAULT
Edward G. Perrault
Corporate Vice President and Secretary